SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 5, 2004


                                    MERISEL, INC.
                  (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-17156                   95-4172359
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
       of Incorporation)                Number)             Identification No.)



              200 Continental Boulevard, El Segundo, California 90245-0948
                     (Address of Principal Executive Offices) (Zip Code)

                                     (310) 615-3080
                             (Registrant's Telephone Number,
                                    Including Area Code)


                                     Not applicable
         (Registrant's Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

                  On March 5, 2004 the Company issued a press release announcing its earnings for the period ended December 31, 2003. A copy of such press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits

              99.1- Press Release dated March 5, 2004

                                 SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                      MERISEL, INC.



                      By:      /s/Timothy N. Jenson
                          -------------------------------------
                            TIMOTHY N. JENSON
                            Chief Executive Officer and President


Date:    March 15, 2004